UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 31, 2005

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20618	65-0328006
(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)

(561) 994-6015
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Presentation on January 31, 2005

Item 7.01. Regulation FD Disclosure

     On January 31, 2005, RailAmerica, Inc. (the “Company”) will be giving a presentation to the Sales and Executive Management Team at Avondale Partners in Nashville, Tennessee, which includes information regarding the Company’s strategic and financial overview. The Company will be posting the presentation on its website in addition to Avondale Partners webcasting the presentation to some of its clients. The purpose of this Form 8-K is to furnish such presentation. Attached as an exhibit to this Current Report on Form 8-K is the text of the presentation. This exhibit is incorporated herein by reference.

     The attached presentation contains forward-looking statements regarding future events and the performance of RailAmerica, Inc. that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, fuel costs, foreign currency risks, weather, Class I congestion, failure to successfully integrate recent acquisitions, failure to service debt, economic conditions, customer demand, increased competition in the relevant market, tax benefits and others. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the attached press release and presentation.

     The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is being filed herewith:

Exhibit No.	Description
99.1	Presentation to be given on January 31, 2005 at Avondale Partners in Nashville, Tennessee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.
Date: January 31, 2005	By:	/s/ Robert J. Rabin
		Name:	Robert J. Rabin
		Title:	Senior Vice President and Corporate Controller (Principal Accounting Officer)